UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 4, 2015

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

METALDYNE PERFORMANCE GROUP INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-36774	47-1420222

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.

47659 Halyard Drive Plymouth, MI	48170

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(734)-207-6200

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

 (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 4, 2015, Metaldyne Performance Group Inc. (the "Company") issued a press release regarding the Company’s expected results for each of net sales, net income and Adjusted EBITDA for the first quarter of 2015. The press release is attached as Exhibit 99.1 hereto.

Item 7.01. Regulation FD Disclosure

On May 4, 2015, the Company also reiterated its guidance for the year ending December 31, 2015. The Company’s press release containing the guidance is attached as Exhibit 99.1 hereto.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purpose of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated May 4, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BY:	/s/ Mark Blaufuss	Date: May 4, 2015
Mark Blaufuss
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated May 4, 2015.